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EXHIBIT 99.1

SELECTED CONSOLIDATED FINANCIAL DATA

    The selected consolidated financial data as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001 have been derived from our audited consolidated financial statements, which are included elsewhere herein. The consolidated financial statements included herein are prepared assuming the Company will continue as a going concern. The Company's independent public accountants have included a "going concern" explanatory paragraph in their audit report accompanying the 2001 consolidated financial statements indicating that, as discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations since inception and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in
Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. The selected financial data as of December 31, 1998 and 1997 and for each of the years in the two-year period ended December 31, 1998 are derived from our audited financial statements, which are not included herein. We believe that due to the many acquisitions that we made in recent years and dispositions during 2001, the period to period comparisons for 1997 through 2001 are not meaningful and should not be relied upon as indicative of future performance.


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    You should read the selected consolidated financial data stated below in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements and the related Notes thereto included elsewhere herein.

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                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------------
                                                      2001           2000           1999          1998            1997
                                                -------------    ------------   ------------  ------------   ---------------
                                                                 (in thousands, except per share amounts)
CONSOLIDATED STATEMENTS
OF OPERATIONS DATA:
REVENUES:
  Integrated media solutions.................   $      36,470    $    121,867   $     84,352  $     20,747   $        1,536
  Technology solutions.......................           9,760          16,503              -             -                -
  Other......................................               -               -              -           119            1,681
                                                -------------    ------------   ------------  ------------   --------------
    Total revenues...........................          46,230         138,370         84,352        20,866            3,217
                                                -------------    ------------   ------------  ------------   --------------
Cost of revenues:
  Integrated media solutions.................          32,213          95,020         61,472        16,149            1,669
  Technology solutions.......................           2,855           5,216              -             -                -
                                                -------------    ------------   ------------  ------------   --------------
    Total cost of revenues...................          35,068         100,236         61,472        16,149            1,669
                                                -------------    ------------   ------------  ------------   --------------
    Gross profit.............................          11,162          38,134         22,880         4,717            1,548
                                                -------------    ------------   ------------  ------------   --------------
Operating expenses:
  Sales and marketing........................          19,825          41,353         20,157         8,235            1,857
  General and administrative.................          33,262          47,388         17,693         8,827            3,226
  Product development........................          11,592          16,383          1,891         2,097            1,603
  Other expenses.............................               -               -              -             -              989
    Amortization of goodwill, intangibles
      and advances...........................          14,087         110,975         15,627         5,722                -
    Stock-based compensation.................           1,658           4,486            313           569               32
    Write off of acquired in-process
      technology  and merger related costs...               -             636              -         5,000                -
    Restructuring and exit costs.............          18,142          11,731              -             -                -
    Gain on sale of assets, net..............          (2,000)              -
    Impairment of intangible assets..........          56,707         494,858              -             -                -
                                                -------------    ------------   ------------  ------------   --------------
      Total operating expenses...............         153,273         727,810         55,681        30,450            7,707
                                                -------------    ------------   ------------  ------------   --------------
      Loss from operations...................        (142,111)       (689,676)       (32,801)      (25,733)          (6,159)

Interest income (expense), net...............             790           1,359          3,005           576             (154)
Gain on sale of investments..................           4,985          52,059              -             -                -
Gain on exchange of patent rights, net.......               -           4,053              -             -                -
Impairment of investments....................          (3,089)       (101,387)             -             -                -
                                                -------------    ------------   ------------  ------------   --------------
Loss from continuing operations..............        (139,425)       (733,592)       (29,796)      (25,157)          (6,313)
Loss from discontinued operations............         (60,170)        (46,330)        (9,266)            -                -
                                                -------------    ------------   ------------  ------------   --------------
Net loss.....................................        (199,595)       (779,922)       (39,062)      (25,157)          (6,313)
Cumulative dividends on mandatorily
convertible preferred stock..................               -               -              -          (276)               -
                                                -------------    ------------   ------------  ------------   --------------
Net loss attributable to common stockholders.   $    (199,595)   $   (779,922)  $    (39,062) $    (25,433)  $       (6,313)
                                                =============    ============   ============  ============   ==============

Loss per common share:
Loss from continuing operations..............   $       (3.14)   $     (21.99)  $      (1.49) $      (2.48)  $        (3.50)
Loss from discontinued operations............           (1.35)          (1.39)         (0.47)            -                -
                                                -------------    ------------   ------------  ------------   --------------
Net loss.....................................   $       (4.49)   $     (23.38)  $      (1.96) $      (2.48)  $        (3.50)
                                                =============    ============   ============  ============   ==============
Weighted average shares outstanding..........      44,438,527      33,363,613     19,972,446    10,248,677        1,802,235
                                                =============    ============   ============  ============   ==============
CONSOLIDATED BALANCE SHEET
DATA:
Cash and cash equivalents....................   $       6,974    $     24,853   $     41,170  $     34,049   $          121
Working capital (deficit)....................           8,529          21,072         41,189        31,290           (1,668)
Goodwill and intangible assets, net..........          14,518          80,031         55,272        10,935                -
Total assets.................................          45,588         251,843        527,854        63,108            1,463
Long-term debt...............................           4,500               -              -             -            2,317
Obligations under capital leases,
excluding current installments...............             112             153             13            34               80
Total stockholders' equity (deficit).........          10,852         209,569        397,791        51,087           (2,947)
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